EXHIBIT 10.2

AMENDED AND RESTATED GUARANTEE

AMENDED AND RESTATED GUARANTEE, dated as of November 10, 2006, made by New Century Financial Corporation (the “Guarantor”), on behalf of New Century Mortgage Corporation, (“NCMC”), NC Capital Corporation (“NCCC”), NC Asset Holding, L.P. (“NCAH”), New Century Credit Corporation (“New Century”), Home123 Corporation (“Home123” and, together with NCMC, NCCC, NCAH and New Century, the “Sellers”), in favor of IXIS Real Estate Capital Inc. (“IXIS”), a party to the Repurchase Agreement and the Custodial Agreement, each referred to below.

RECITALS

The Guarantor made a Guarantee on behalf of NCMC, NCCC, NCAH and New Century in favor of IXIS, dated as of September 29, 2004 (as amended from time to time, the “Existing Guarantee” and, as amended by this Amended and Restated Guarantee, the “Guarantee”).

Pursuant to that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of November 10, 2006 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), between IXIS and the Sellers, the Sellers have agreed to sell, from time to time, to IXIS certain mortgage loans (the “Mortgage Loans”) as whole loans upon the terms and subject to the conditions set forth therein. The Guarantor owns directly and indirectly all interests in the Sellers. Pursuant to the terms of that certain Amended and Restated Custodial and Disbursement Agreement, dated as of November 10, 2006 (the “Custodial Agreement”, and collectively with the Repurchase Agreement, the “Agreements”), Deutsche Bank National Trust Company (the “Custodian”) is required to take possession of the Mortgages and the Mortgage Notes, along with certain other documents specified in the Agreements, as the Custodian of IXIS and any future purchaser, on several delivery dates, in accordance with the terms and conditions of the Custodial Agreement. It is a condition precedent to the obligation of IXIS to purchase the Mortgage Loans under the Repurchase Agreement that the Guarantor shall have executed and delivered this Guarantee with respect to any and all prior and future representations, warranties, covenants and other obligations (collectively, the “Obligations”) of the Sellers with respect to IXIS under each of the Repurchase Agreement and the Custodial Agreement.

NOW, THEREFORE, in consideration of the premises and to induce IXIS to enter into the Repurchase Agreement and the Custodial Agreement, the Guarantor hereby agrees, for the benefit of IXIS, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guarantee.

(a) The Guarantor hereby, unconditionally and irrevocably, guarantees, for the benefit of IXIS and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Sellers when such payment is due or performance required in accordance with the Obligations.

(b) Anything herein to the contrary notwithstanding, the maximum liability of the Guarantor hereunder shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of the debtors.

(c) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by IXIS in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are performed and/or paid in full and the Agreements are terminated, notwithstanding that from time to time prior thereto the Sellers may be free from any Obligations.

(d) No actions or payments made by the Sellers, the Guarantor, any other guarantor or any other Person or received or collected by IXIS from the Sellers, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are paid in full and the Agreements are terminated.

(e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to IXIS on account of its liability hereunder, it will notify IXIS in writing that such payment or performance is made under this Guarantee for such purpose.

3. Right of Set-off. The Guarantor hereby irrevocably authorizes IXIS at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by IXIS to or for the credit or the account of the Guarantor, or any part thereof in such amounts as IXIS may elect, against and on account of the obligations and liabilities of the Guarantor to IXIS hereunder and claims of every nature and description of IXIS against the Guarantor, in any currency, whether arising hereunder, or otherwise, as IXIS may elect, whether or not IXIS has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. IXIS shall notify the Guarantor promptly of any such set-off and the application made by IXIS, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of IXIS under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which IXIS may otherwise have.

4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set off or application of funds of the Guarantor by IXIS, the Guarantor shall not be entitled to be subrogated to any of the rights of IXIS against the Sellers or any other guarantor or any collateral security or guarantee or right of offset held by IXIS for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Sellers or any other guarantor in respect of any payments made by the Guarantor hereunder, until all amounts owing to IXIS are paid in full and the Agreements are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for IXIS segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to IXIS, in the exact form received by the Guarantor (duly indorsed by the Guarantor to IXIS, if required), to be applied against the Obligations, whether matured or unmatured, in such order as IXIS may determine.

5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for repurchase or other performance or payment under any of the Obligations made by IXIS may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by IXIS, and the Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as IXIS may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by IXIS for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. IXIS shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, IXIS may, but shall be under no obligation to, make a similar demand on the Sellers or any other guarantor, and any failure by IXIS to make any such demand or to collect any payments from the Sellers or any such other guarantor or any release of the Sellers or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of IXIS against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by IXIS upon this Guarantee or acceptance of this Guarantee, and any creation, renewal extension or accrual of any of the Obligations, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Sellers and the Guarantor, on the one hand, and IXIS and the Sellers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Sellers or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection without regard to (a) the validity, regularity or enforceability of the Repurchase Agreement, the Custodial Agreement, or any other document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by IXIS, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Sellers against IXIS, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Sellers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Sellers from the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, IXIS may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Sellers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto and any failure by IXIS to pursue such other rights or remedies or to collect any payments from the Sellers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Sellers or any such other Person or any such collateral security, guarantee or right of offset shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of IXIS against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of IXIS, and its respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by complete performance and payment in full and the Agreements shall be terminated, notwithstanding that from time to time during the term of the Agreements, the Guarantor may be free from any Obligations.

7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment and/or performance, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by IXIS upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Sellers or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Sellers or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to IXIS without set-off or counterclaim in U.S. Dollars at the office of IXIS as specified in Section 8 of the Repurchase Agreement.

9. Representations and Warranties. The Guarantor hereby represents and warrants that:

(a) it is duly organized, validly existing and in good standing under the laws of the state of Maryland and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

(c) this Guarantee has been duly executed and delivered on behalf of the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

(d) neither the execution and delivery of this Guarantee, nor the fulfillment of or compliance with the terms and conditions of this Guarantee, will conflict with or result in a breach of any of the terms, conditions or provisions of the Guarantor’s charter or by-laws or any legal restriction or any agreement or instrument to which the Guarantor is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Guarantor or its property is subject;

(e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any governmental authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(f) there are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the Guarantor or any of its subsidiaries or affecting any of its properties before any governmental authority which (i) questions or challenges the validity or enforceability of the Agreements or any action to be taken in connection with the transactions contemplated thereby, (ii) makes a claim or claims in an aggregate amount greater than $5,000,000, or (iii) individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect (as defined in the Repurchase Agreement).

(g) it has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any lien of any nature whatsoever except such as are disclosed in the balance sheet referred to in Section 9(h) hereof;

(h) it has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Guarantor); no tax lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge; and

(i) it has heretofore furnished to IXIS a copy of (a) its consolidated balance sheet for the most recently ended fiscal year (the “Last Fiscal Year”), and the related consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated subsidiaries for such fiscal year, each audited by and accompanied by an opinion thereon of KPMG LLP, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Gurantor and its consolidated subsidiaries as of the end of, and for, such fiscal year in accordance with GAAP and (b) its consolidated balance sheet and the consolidated balance sheets of its consolidated subsidiaries for the quarterly fiscal periods of the Guarantor since the Last Fiscal Year and the related consolidated statements of income and retained earnings and of cash flows for the Seller and its consolidated Subsidiaries for such quarterly fiscal period, setting forth in each case in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial position of the Guarantor and its subsidiaries and the consolidated results of their operations as of such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since the date of the most recently such delivered balance sheet, there has been no material adverse change in the consolidated business, operations or financial condition of the Guarantor and its consolidated subsidiaries taken as a whole from that set forth in said financial statements.

10. Notices. All notices, requests and demands which are required or permitted to be given under this Guarantee shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mail by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

(a) if to IXIS or to the Sellers, at their respective addresses or transmission numbers for notices provided in Section 17 of the Repurchase Agreement; and

(b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

IXIS, the Sellers and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof.

13. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor, the Sellers and IXIS.

(b) IXIS shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of IXIS, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by IXIS of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which IXIS would otherwise have on any future occasion.

The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

14. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

15. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of IXIS and its successors and assigns. This Guarantee may not be assigned by the Guarantor without the prior written consent of IXIS, which consent shall be at IXIS’s sole discretion. This Guarantee may be assigned by IXIS without the consent of the Guarantor to any assignee of the Repurchase Agreement.

16. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

17. SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND THE AGREEMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH IXIS SHALL HAVE BEEN NOTIFIED; AND

(d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(e) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE, THE AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(f) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

18. Acknowledgments. The Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

(b) IXIS does not have any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee, and the relationship between the Guarantor, the Sellers and IXIS; and

(c) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby among the Guarantor, the Sellers and IXIS.

19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER DOCUMENT RELATING HERETO OR THE MORTGAGE LOANS AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

NEW CENTURY FINANCIAL CORPORATION

By: /s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

By: /s/ Brad A. Morrice
Name: Brad A. MOrrice
Title: President and CEO

Address for Notices:

18400 Von Karman, Suite 1000

Irvine, CA 92612 Telex:	(949) 225-7808

Fax: (949) 440-7033